COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________




                       NEW ISSUE COMPUTATIONAL MATERIALS


                           $570,399,000 (APPROXIMATE)

                           RAMP SERIES 2002-RS5 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-RS5


                               SEPTEMBER 17, 2002

                     GMAC RFC Securities (GRAPHIC OMITTED)

   Any transactions in the certificates will be effected through Residential
                        Funding Securities Corporation.



EXPECTED TIMING:      Pricing Date:       On or about September [19], 2002
                      Settlement Date:    On or about September [27], 2002
                      First Payment       October 25, 2002
                      Date:


STRUCTURE:            Group I:            $410.6 million surety structure
                      Group II:           $159.8 million surety structure
                      Rating Agencies:    Moody's and Standard & Poor's


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________





STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________



                   RAMP SERIES 2002-RS5 - COLLATERAL CHARACTERISTICS (GROUP I LOANS)
                                 SUMMARY REPORT
--------------------------------------------------------------------------------------------------------
                                       EXPANDED
                          ALTERNET     CRITERIA     HOME SOLUTION     JUMBO A     SEASONED     TOTAL
                         EXCEPTIONS   EXCEPTIONS     EXCEPTIONS      EXCEPTIONS    LOANS
                                                   (1ST LIEN HIGH
                         (SUBPRIME)    (ALT-A)          LTV)
SHELF                       RASC         RALI          RAMP-RZ         RFMSI
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PERCENT OF TOTAL               4.91%       75.17%             2.81%        6.00%     11.11%     100.00%
PRINCIPAL BALANCE ($)     20,166,859  308,657,745        11,517,843   24,637,915 45,619,396 410,599,758
NUMBER OF LOANS                  190        1,878               104           65        277       2,514
AVERAGE BALANCE ($)          106,141      164,355           110,748      379,045    164,691     163,325
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
WA MORTGAGE RATE (%)            9.46         8.10              8.14         7.02       9.28        8.23
WA AGE (MOS)                       3            1                 3            3         98          12
WA ORIGINAL
MATURITY (MOS)                   296          338               206          356        352         335
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
WA CREDIT SCORE                  634          675               721          678        664         673
WA ORIGINAL
LTV (%)*                       91.51        86.53             99.67        78.71      76.13       85.52
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PURCHASE (%)                   29.32        68.57             70.64        40.96      61.18       64.22
EQUITY
REFINANCE (%)                  58.46        22.60             13.76        35.89      19.46       24.56
RATE/TERM
REFINANCE (%)                  12.21         8.83             15.60        23.15      19.36       11.21
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY (%)         80.61        44.20             55.21         0.00       2.66       39.03
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
SERVICED BY HOMECOMINGS       100.00        94.80            100.00        80.85      14.03       85.39
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CURRENT (%)                    99.66       100.00            100.00       100.00      96.53       99.60
30 TO 59 DAYS
DELINQUENT (%)                  0.34         0.00              0.00         0.00       3.47        0.40
60 TO 89 DAYS
DELINQUENT (%)                  0.00         0.00              0.00         0.00       0.00        0.00
--------------------------------------------------------------------------------------------------------

*With  respect  to  Group  I  Loans  secured  by  second  liens,   the  combined
loan-to-value ratio is used for this table and throughout this prospectus supplement.

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________



   CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS


                    NUMBER OF CURRENT PRINCIPAL % OF CURRENT

RANGE OF CREDIT SCORES        LOANS         BALANCE        PRINCIPAL BALANCE
499 or less                      7         $872,737               0.21%
500 to 519                      11        1,345,343               0.33
520 to 539                      24        2,175,270               0.53
540 to 559                      26        3,545,790               0.86
560 to 579                      27        4,239,678               1.03
580 to 599                      38        5,424,417               1.32
600 to 619                     124       21,922,441               5.34
620 to 639                     413       66,515,575              16.20
640 to 659                     417       68,003,303              16.56
660 to 679                     416       71,338,986              17.37
680 to 699                     290       49,256,962              12.00
700 to 719                     240       39,166,459               9.54
720 to 739                     164       26,126,730               6.36
740 to 759                     120       19,312,270               4.70
760 or greater                 188       30,169,266               7.35
SUBTOTAL WITH CREDIT         2,505     $409,415,225              99.71%
SCORES:
Not Available (1)                9        1,184,533               0.29
TOTAL:                       2,514     $410,599,758             100.00%
(1) Group I Loans indicated as having a Credit Score that is "not available" include mortgage Loans where the Credit Score was not provided by the related seller and Group I Loans where no credit history can be obtained for the related mortgagor.

        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
                                                              % OF CURRENT
ORIGINAL MORTGAGE           NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
AMOUNT ($)                    LOANS         BALANCE             BALANCE
0 to 100,000                   787      $54,906,515              13.37%
100,001 to 200,000           1,035      147,397,566             35.90
200,001 to 300,000             438      103,147,813             25.12
300,001 to 400,000             150       51,300,200             12.49
400,001 to 500,000              63       27,565,512              6.71
500,001 to 600,000              21       11,147,466              2.71
600,001 to 700,000              12        7,477,931              1.82
700,001 to 800,000               2        1,484,393              0.36
800,001 to 900,000               2        1,717,059              0.42
900,001 to 1,000,000             3        2,956,101              0.72
1,400,001 to 1,500,000           1        1,499,202              0.37
TOTAL:                       2,514     $410,599,758              100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________



                   NET MORTGAGE RATES OF THE GROUP I LOANS
                                                              % OF CURRENT
NET MORTGAGE                NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
5.500 to 5.999                   4          $983,338                0.24%
6.000 to 6.499                  97        21,595,752               5.26
6.500 to 6.999                 328        61,194,490              14.90
7.000 to 7.499                 344        56,447,298              13.75
7.500 to 7.999                 445        70,634,838              17.20
8.000 to 8.499                 680       108,527,492              26.43
8.500 to 8.999                 319        54,861,930              13.36
9.000 to 9.499                 106        11,900,450               2.90
9.500 to 9.999                  79        12,520,419               3.05
10.000 to 10.499                56         6,640,829               1.62
10.500 to 10.999                32         3,965,421               0.97
11.000 to 11.499                11           594,295               0.14
11.500 to 11.999                 5           284,760               0.07
12.000 to 12.499                 2           215,246               0.05
12.500 to 12.999                 3           154,096               0.04
13.500 to 13.999                 1            21,340               0.01
14.500 to 14.999                 1            52,172               0.01
17.000 to 17.499                 1             5,592               0.01
TOTAL:                       2,514      $410,599,758              100.00%

                     MORTGAGE RATES OF THE GROUP I LOANS
                                                              % OF CURRENT
MORTGAGE                    NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
5.500 to 5.999                   1         $159,942                 0.04%
6.000 to 6.499                   7        1,735,553                0.42
6.500 to 6.999                 165       36,646,884                8.93
7.000 to 7.499                 354       60,619,687               14.76
7.500 to 7.999                 389       62,326,316               15.18
8.000 to 8.499                 403       66,043,892               16.08
8.500 to 8.999                 724      117,343,147               28.58
9.000 to 9.499                 185       30,968,413                7.54
9.500 to 9.999                 104       12,805,349                3.12
10.000 to 10.499                65        8,809,276                2.15
10.500 to 10.999                69        9,318,214                2.27
11.000 to 11.499                21        2,222,659                0.54
11.500 to 11.999                13          839,574                0.20
12.000 to 12.499                 6          312,406                0.08
12.500 to 12.999                 2          215,246                0.05
13.000 to 13.499                 2          112,930                0.03
13.500 to 13.999                 1           41,166                0.01
14.500 to 14.999                 1           21,340                0.01
15.000 to 15.499                 1           52,172                0.01
18.000 to 18.499                 1            5,592                0.01
TOTAL:                       2,514     $410,599,758               100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________


              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS
                                                              % OF CURRENT
ORIGINAL LOAN-TO-VALUE      NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATIO (%)                     LOANS         BALANCE             BALANCE
0.01 to 50.00                   53       $6,309,035                1.54%
50.01 to 55.00                  18        2,105,647                0.51
55.01 to 60.00                  34        6,649,876                1.62
60.01 to 65.00                  50        8,912,901                2.17
65.01 to 70.00                  96       16,285,396                3.97
70.01 to 75.00                 171       33,527,511                8.17
75.01 to 80.00                 604      104,851,833               25.54
80.01 to 85.00                  96       14,769,773                3.60
85.01 to 90.00                 335       56,185,923               13.68
90.01 to 95.00                 730      118,728,208               28.92
95.01 to 100.00                225       28,199,516                6.87
100.01 to 110.00               102       14,074,139                3.43
TOTAL:                       2,514     $410,599,758              100.00%

    GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS
                                                              % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
STATE                         LOANS         BALANCE             BALANCE
California                     255      $56,056,760               13.65%
Florida                        338       46,014,584               11.21
New York                       133       32,189,289                7.84
Illinois                       180       29,549,241                7.20
New Jersey                     120       24,804,451                6.04
Arizona                        145       24,080,611                5.86
Texas                          146       17,460,430                4.25
Colorado                        72       14,807,543                3.61
Nevada                          81       13,364,177                3.25
Georgia                         81       12,814,283                3.12
Virginia                        63       12,694,658                3.09
Other (1)                      900      126,763,732               30.87
TOTAL:                       2,514     $410,599,758              100.00%
(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

                  MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS
                                                              % OF CURRENT
LOAN                        NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
PURPOSE                       LOANS         BALANCE             BALANCE
Purchase                      1,628      $263,705,460             64.22%
Equity Refinance                623       100,853,187             24.56
Rate/Term Refinance             263        46,041,112             11.21
TOTAL:                        2,514      $410,599,758            100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________


                     OCCUPANCY TYPES OF THE GROUP I LOANS
                                                              % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
OCCUPANCY                     LOANS         BALANCE             BALANCE
Primary Residence             2,203     $374,753,147              91.27%
Non Owner-occupied              295       33,059,913               8.05
Second/Vacation                  16        2,786,697               0.68
TOTAL:                        2,514     $410,599,758             100.00%

                   MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
                                                                    % OF CURRENT
                                  NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
PROPERTY TYPE                       LOANS          BALANCE             BALANCE
Single-family detached               1,708    $265,552,797               64.67%
Planned Unit Developments              364      71,658,131               17.45
(detached)
Two- to four-family units              253      50,109,437               12.20
Condo Low-Rise (less than 5            110      12,232,817                2.98
stories)
Planned Unit Developments               27       5,127,936                1.25
(attached)
Manufactured Home                       26       2,302,398                0.56
Townhouse                               18       2,068,775                0.50
Condo High-Rise (9 stories or            3         535,967                0.13
more)
Co-op                                    2         430,217                0.10
Leasehold                                1         348,609                0.08
Condo Mid-Rise (5 to 8 stories)          2         232,675                0.06
TOTAL:                               2,514    $410,599,758              100.00%

           MORTAGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS
                                                              % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
DOCUMENTATION TYPE            LOANS         BALANCE             BALANCE
Reduced Documentation          1,702    $279,643,171               68.11%
Full Documentation               812     130,956,587               31.89
TOTAL:                         2,514    $410,599,758              100.00%

                PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS
                                                              % OF CURRENT
PREPAYMENT PENALTY          NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
TERM                          LOANS         BALANCE             BALANCE
None                          1,457     $250,338,414               60.97%
12 Months                       424       78,476,732               19.11
24 Months                        17        2,579,609                0.63
36 Months                       313       39,705,332                9.67
60 Months                       297       37,932,378                9.24
Other (1)                         6        1,567,292                0.38
TOTAL:                        2,514     $410,599,758              100.00%

(1) Not 0, 12, 24,36 of 60 months and not more than 60 months.
________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________



                  RAMP SERIES 2002-RS5 - COLLATERAL CHARACTERISTICS (GROUP II LOANS)
                                 SUMMARY REPORT
----------------------------------------------------------------------------------------------------------
                           ALTERNET     EXPANDED CRITERIA     JUMBO A         SEASONED         TOTAL
                          EXCEPTIONS       EXCEPTIONS        EXCEPTIONS         LOANS
                          (SUBPRIME)         (ALT-A)
SHELF                        RASC             RALI             RFMSI
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
PERCENT OF TOTAL                 58.91%             1.68%            8.14%          31.28%        100.00%
PRINCIPAL BALANCE ($)        94,134,043         2,679,729       13,002,301      49,984,667    159,800,740
NUMBER OF LOANS                     693                16               38             597          1,344
AVERAGE BALANCE ($)             135,836           167,483          342,166          83,726        118,899
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
WA MORTGAGE RATE (%)               9.07              7.18             6.31            9.33           8.90
WA AGE (MONTHS)                       2                 7                4              70             23
WA ORIGINAL MATURITY
(MONTHS)                            360               360              360             360            360
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
WA MARGIN (%)                      8.33              4.17             2.78            5.49           6.92
WA LIFETIME CAP (%)               15.17             12.45            11.70           15.89          15.07
WA NEXT RATE ADJ.
(MONTHS)                             25                29               44               5             20
WA RATE RESET
FREQUENCY (MONTHS)                    6                 7               11               8              7
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
WA CREDIT SCORE                     623               685              718             598            624
WA ORIGINAL
LTV (%)                           94.20             75.73            79.62           77.36          87.44
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
PURCHASE (%)                      44.20             64.37            44.67           49.25          46.16
EQUITY REFINANCE (%)              51.00             35.63            39.44           36.74          45.34
RATE/TERM
REFINANCE (%)                      4.81              0.00            15.89           14.01           8.51
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
PREPAYMENT PENALTY (%)            87.42             30.27             0.00           37.97          63.88
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SERVICED BY HOMECOMINGS           99.92             76.56            26.03           19.47          68.35
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
CURRENT (%)                       99.61            100.00           100.00           96.88          98.79
30 TO 59 DAYS
DELINQUENT (%)                     0.39              0.00             0.00            3.12           1.21
60 TO 89 DAYS
DELINQUENT (%)                     0.00              0.00             0.00            0.00           0.00
----------------------------------------------------------------------------------------------------------


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________



                  CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
                                                                    % OF CURRENT
CREDIT                            NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
SCORE                               LOANS         BALANCE             BALANCE
499 or less                            32       $2,534,882                1.59%
500 to 519                             50        5,065,160                3.17
520 to 539                             83        6,983,301                4.37
540 to 559                             80        8,026,132                5.02
560 to 579                             89        8,821,381                5.52
580 to 599                            167       20,450,436               12.80
600 to 619                            197       24,112,375               15.09
620 to 639                            215       26,480,513               16.57
640 to 659                            161       19,120,677               11.97
660 to 679                            116       14,350,004                8.98
680 to 699                             45        6,893,184                4.31
700 to 719                             40        4,586,009                2.87
720 to 739                             21        4,614,582                2.89
740 to 759                             14        1,343,625                0.84
760 or greater                         32        6,091,512                3.81
SUBTOTAL WITH SCORES                1,342      159,473,772               99.80%
Not Available (1)                       2         $326,969                0.20
TOTAL:                              1,344     $159,800,740              100.00%

(1) Group I Loans indicated as having a Credit Score that is "not available" include mortgage Loans where the Credit Score was not provided by the related seller and Group I Loans where no credit history can be obtained for the related mortgagor.

          ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
                                                                    % OF CURRENT
ORIGINAL MORTGAGE                 NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
AMOUNT ($)                          LOANS         BALANCE             BALANCE
0 to 100,000                          678     $42,466,284                26.57%
100,001 to 200,000                    505      69,009,061                43.18
200,001 to 300,000                    100      23,683,540                14.82
300,001 to 400,000                     34      11,328,985                 7.09
400,001 to 500,000                     19       8,438,329                 5.28
500,001 to 600,000                      5       2,705,076                 1.69
600,001 to 700,000                      1         668,108                 0.42
700,001 to 800,000                      1         748,883                 0.47
800,001 to 900,000                      1         752,474                 0.47
TOTAL:                              1,344    $159,800,740               100.00%


________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________


                      NET MORTGAGE RATES OF THE GROUP II LOANS
                                                                    % OF CURRENT
NET MORTGAGE                      NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                            LOANS         BALANCE             BALANCE
3.500 to 3.999                          1         $153,329               0.10%
4.000 to 4.499                          4          547,576               0.34
4.500 to 4.999                         11          790,009               0.49
5.000 to 5.499                         26        5,584,490               3.49
5.500 to 5.999                         20        6,244,539               3.91
6.000 to 6.499                         28        6,083,684               3.81
6.500 to 6.999                         54        8,142,042               5.10
7.000 to 7.499                        101       13,149,945               8.23
7.500 to 7.999                        113       14,881,302               9.31
8.000 to 8.499                        188       24,029,022              15.04
8.500 to 8.999                        197       23,609,768              14.77
9.000 to 9.499                        220       24,295,459              15.20
9.500 to 9.999                        142       13,311,455               8.33
10.000 to 10.499                      134       11,500,608               7.20
10.500 to 10.999                       46        3,684,582               2.31
11.000 to 11.499                       39        2,676,816               1.68
11.500 to 11.999                       12          638,411               0.40
12.000 to 12.499                        4          242,133               0.15
12.500 to 12.999                        1           60,972               0.04
13.000 to 13.499                        3          174,599               0.11
TOTAL:                              1,344     $159,800,740             100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________


                        MORTGAGE RATES OF THE GROUP II LOANS
                                                                    % OF CURRENT
MORTGAGE                          NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                            LOANS          BALANCE            BALANCE
4.000 to 4.499                          1         $153,329                0.10%
4.500 to 4.999                          5          626,230                0.39
5.000 to 5.499                         11          819,535                0.51
5.500 to 5.999                         27        6,442,090                4.03
6.000 to 6.499                         22        6,826,663                4.27
6.500 to 6.999                         22        4,182,790                2.62
7.000 to 7.499                         44        6,894,958                4.31
7.500 to 7.999                        108       14,547,557                9.10
8.000 to 8.499                         93       11,934,692                7.47
8.500 to 8.999                        190       24,398,189               15.27
9.000 to 9.499                        189       22,599,883               14.14
9.500 to 9.999                        233       25,421,514               15.91
10.000 to 10.499                      142       14,411,479                9.02
10.500 to 10.999                      138       12,133,576                7.59
11.000 to 11.499                       52        4,076,823                2.55
11.500 to 11.999                       41        2,901,536                1.82
12.000 to 12.499                       16          857,418                0.54
12.500 to 12.999                        5          285,953                0.18
13.000 to 13.499                        2          111,927                0.07
13.500 to 13.999                        2          129,702                0.08
14.000 to 14.499                        1           44,896                0.03
TOTAL:                              1,344     $159,800,740              100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________


                ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS
                                                                    % OF CURRENT
ORIGINAL LOAN-TO-VALUE            NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATIO (%)                           LOANS          BALANCE             BALANCE
0.01 to 50.00                          30       $2,559,057                1.60%
50.01 to 55.00                         12        1,125,268                0.70
55.01 to 60.00                         18        1,718,237                1.08
60.01 to 65.00                         36        3,918,001                2.45
65.01 to 70.00                         81        6,817,130                4.27
70.01 to 75.00                        116       10,817,498                6.77
75.01 to 80.00                        224       28,436,666               17.80
80.01 to 85.00                         97       11,168,165                6.99
85.01 to 90.00                        211       24,740,465               15.48
90.01 to 95.00                        141       19,380,118               12.13
95.01 to 100.00                       371       48,357,873               30.26
100.01 to 105.00                        7          762,264                0.48
TOTAL:                              1,344     $159,800,740              100.00%

      GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                                  NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
STATE                               LOANS         BALANCE             BALANCE
California                            107      $21,384,376               13.38%
Texas                                 154       12,000,079                7.51
Florida                               102       10,350,744                6.48
North Carolina                         83       10,141,285                6.35
Georgia                                78        9,753,159                6.10
Colorado                               38        7,248,412                4.54
Michigan                               57        6,092,602                3.81
Ohio                                   54        5,382,515                3.37
Illinois                               46        5,323,911                3.33
Arizona                                31        4,969,378                3.11
Other (1)                             594       67,154,280               42.02
TOTAL:                              1,344     $159,800,740              100.00%
(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

                    MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
                                                                    % OF CURRENT
LOAN                              NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
PURPOSE                             LOANS         BALANCE             BALANCE
Purchase                              632       $73,757,462              46.16%
Equity Refinance                      603        72,449,100              45.34
Rate/Term Refinance                   109        13,594,178               8.51
TOTAL:                              1,344      $159,800,740             100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________


                       OCCUPANCY TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                                  NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
OCCUPANCY                           LOANS         BALANCE             BALANCE
Primary Residence                    1,222     $148,636,289              93.01%
Non Owner-occupied                     105        7,890,512               4.94
Second/Vacation                         17        3,273,940               2.05
TOTAL:                               1,344     $159,800,740             100.00%

                   MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                                  NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
PROPERTY TYPE                       LOANS         BALANCE             BALANCE
Single-family detached               1,104    $127,056,695               79.51%
Planned Unit Developments               90      16,369,977               10.24
(detached)
Condo Low-Rise (less than 5             56       6,770,409                4.24
stories)
Two- to four-family units               50       5,121,298                3.20
Townhouse                               20       1,910,894                1.20
Planned Unit Developments               16       1,871,308                1.17
(attached)
Condo High-Rise (9 stories or            3         508,885                0.32
more)
Manufactured Home                        5         191,273                0.12
TOTAL:                               1,344    $159,800,740              100.00%

              MORTAGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                                  NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE                  LOANS         BALANCE             BALANCE
Full Documentation                  1,056      $119,658,126              74.88%
Reduced Documentation                 286        40,046,356              25.06
Stated Documentation                    2            96,259               0.06
TOTAL:                              1,344      $159,800,740             100.00%

                   PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS
                                                                    % OF CURRENT
PREPAYMENT PENALTY                NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
None                                  515      $57,719,728               36.12%
12 Months                              52        6,190,686                3.87
24 Months                             353       49,708,019               31.11
36 Months                             405       43,741,046               27.37
48 Months                               1          116,757                0.07
60 Months                               9          753,029                0.47
Other (1)                               9        1,571,476                0.98
TOTAL:                              1,344     $159,800,740              100.00%
(1) Not 0, 12, 24, 36, 48 or 60 months and no more than 60 months.

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________

                     INDEX TYPES OF THE GROUP II MORTGAGE LOANS
                                                                    % OF CURRENT
                                  NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
INDEX TYPE                          LOANS         BALANCE             BALANCE
1 Month LIBOR                           5         $626,230                0.39%
6 Month LIBOR                       1,125      132,058,380               82.64
1 Year LIBOR                           15        5,650,070                3.54
6 Month Treasury                        1          153,329                0.10
1 Year Treasury                       192       20,516,855               12.84
11th District Cost of Funds             6          795,876                0.50
TOTAL:                              1,344     $159,800,740              100.00%

                  MAXIMUM MORTGAGE RATES (%) OF THE GROUP II LOANS
                                                                    % OF CURRENT
MAXIMUM MORTGAGE RATES (%)        NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
10.000 to 10.999                        9       $2,501,469                1.57%
11.000 to 11.999                       29        8,597,445                5.38
12.000 to 12.999                       41        8,382,907                5.25
13.000 to 13.999                      123       16,273,065               10.18
14.000 to 14.999                      254       33,521,626               20.98
15.000 to 15.999                      404       47,454,878               29.70
16.000 to 16.999                      271       26,390,105               16.51
17.000 to 17.999                      134       11,585,583                7.25
18.000 to 18.999                       62        4,170,181                2.61
19.000 to 19.999                       16          877,879                0.55
20.000 to 20.999                        1           45,601                0.03
TOTAL:                              1,344     $159,800,740              100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

              NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
NEXT INTEREST RATE ADJUSTMENT                                       % OF CURRENT
DATE                              NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
October 2002                          105       $9,940,657                6.22%
November 2002                          36        3,931,105                2.46
December 2002                          76        6,158,119                3.85
January 2003                           69        5,534,918                3.46
February 2003                          85        7,298,389                4.57
March 2003                             99        7,089,859                4.44
April 2003                             19        1,755,020                1.10
May 2003                               22        1,643,753                1.03
June 2003                              31        2,355,682                1.47
July 2003                              26        1,920,035                1.20
August 2003                            22        1,796,438                1.12
September 2003                         11          949,567                0.59
January 2004                            3          237,569                0.15
February 2004                           2          290,340                0.18
March 2004                              3          468,182                0.29
April 2004                              9        1,716,456                1.07
May 2004                               27        3,733,006                2.34
June 2004                              63        9,900,040                6.20
July 2004                             198       25,956,144               16.24
August 2004                           186       26,841,762               16.80
September 2004                         12        2,089,535                1.31
December 2004                           1           75,614                0.05
January 2005                            1           17,013                0.01
February 2005                           3          745,937                0.47
March 2005                              1           48,318                0.03
April 2005                              8        1,983,522                1.24
May 2005                                6          733,555                0.46
June 2005                              21        4,988,091                3.12
July 2005                              76        8,731,487                5.46
August 2005                            98       14,073,310                8.81
September 2005                          4          349,650                0.22
October 2006                            1           11,037                0.01
February 2007                           1          481,728                0.30
April 2007                              6        2,347,293                1.47
May 2007                                3          984,339                0.62
June 2007                               4        1,619,281                1.01
July 2007                               1          351,330                0.22
August 2007                             5          652,659                0.41
TOTAL:                              1,344     $159,800,740              100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RAMP SERIES 2002-RS5 TRUST
________________________________________________________________________________


                       NOTE MARGIN (%) OF THE GROUP II LOANS
                                                                    % OF CURRENT
NOTE MARGIN (%)                   NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
2.000 to 2.499                         26       $8,216,741                5.14%
2.500 to 2.999                         46        9,529,249                5.96
3.000 to 3.499                         22        2,241,635                1.40
3.500 to 3.999                          9        1,057,746                0.66
4.000 to 4.499                         16        1,468,312                0.92
4.500 to 4.999                         48        4,148,414                2.60
5.000 to 5.499                        123       13,069,393                8.18
5.500 to 5.999                        116        9,448,588                5.91
6.000 to 6.499                        113       10,753,943                6.73
6.500 to 6.999                        130       13,289,973                8.32
7.000 to 7.499                        114       12,527,690                7.84
7.500 to 7.999                        102       12,817,963                8.02
8.000 to 8.499                         92       11,857,591                7.42
8.500 to 8.999                        110       14,469,860                9.05
9.000 to 9.499                        123       16,316,051               10.21
9.500 to 9.999                        102       12,866,917                8.05
10.000 to 10.499                       30        3,636,622                2.28
10.500 to 10.999                       17        1,636,931                1.02
11.000 to 11.499                        4          386,150                0.24
11.500 to 11.999                        1           60,972                0.04
TOTAL:                              1,344     $159,800,740              100.00%

________________________________________________________________________________
This Information was prepared J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER